UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2015, shareholders of ITC Holdings Corp. (the “Company”) approved the 2015 Long Term Incentive Plan (the “2015 LTIP”) that had been approved by the Company’s Board of Directors (the “Board”) on March 26, 2015 subject to shareholder approval.  The Compensation Committee of the Board (the “Committee”) will administer the 2015 LTIP, determine who will receive awards and determine the terms of awards subject to the restrictions in the 2015 LTIP.  A total of 6,500,000 shares are reserved for issuance under the 2015 LTIP. The Second Amended and Restated 2006 Long Term Incentive Plan (the “2006 Plan”) has been terminated as to future grants.  All directors and employees, as well as certain consultants, are eligible to receive awards under the 2015 LTIP.  Awards may be in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and incentive awards, and may be paid in cash, stock or, in some cases, other property.  No awards have been made under the 2015 LTIP to date.

The 2015 LTIP is summarized in Proposal 5 (pages 78 through 85) of the Company’s 2015 annual meeting proxy statement filed with the Securities and Exchange Commission on April 9, 2015 (the “2015 Proxy Statement”), which summary is incorporated herein by reference.  A copy of the 2015 LTIP is attached as an appendix to the 2015 Proxy Statement.

2015 Employee Stock Purchase Plan Approval

On May 20, 2015, shareholders of the Company approved the 2015 Employee Stock Purchase Plan (the “2015 ESPP”) that had been approved by the Board on March 26, 2015 subject to shareholder approval.  There are 1,000,000 shares reserved for issuance under the 2015 ESPP.  All employees of the Company and its subsidiaries whose customary employment is for more than 20 hours per week and five or more months per calendar year at the time of an offer will be eligible to participate in the 2015 ESPP unless, after the grant of purchase rights under the 2015 ESPP, the employee would own common stock exceeding 5% of the total combined voting power or value of all outstanding common stock of the Company or its subsidiaries. Participation in the 2015 ESPP is voluntary and is dependent upon each eligible employee’s election to participate and his or her determination as to the desired level of participation, subject to the 2015 ESPP’s limits.  The 2015 ESPP will be administered by the Committee. A purchase period under the 2015 ESPP may not be less than three months nor more than 27 months as determined by the Committee. The purchase price at which shares may be purchased is determined by the Committee at the beginning of the purchase period and will not be less than the lesser of 85% of the fair market value per share of the common stock on the first day of the purchase period or 85% of the fair market value per share on the last day of the purchase period.

The 2015 ESPP is summarized in Proposal 4 (pages 74 through 77) of the 2015 Proxy Statement, which summary is incorporated herein by reference.  A copy of the 2015 ESPP is attached as an appendix to the 2015 Proxy Statement.

Approval of 2015 Equity-Based Awards

On May 19, 2015, the Committee made grants of stock options, restricted stock and performance shares under the 2006 Plan to certain employees employed on that date.  Grants made to the executive officers designated as the Company’s named executive officers in its 2015 annual meeting proxy statement are set forth in the table below.

Name and Office	Stock Options	Restricted Stock	Performance Shares(1)
Joseph L. Welch, President and Chief Executive Officer	140,044	14,819	40,279
Rejji P. Hayes, Senior Vice President, Chief Financial Officer and Treasurer	36,842	3,899	10,596
Linda H. Blair, Executive Vice President, Chief Business Unit Officer and President ITC Michigan	56,553	5,984	16,266
Jon E. Jipping, Executive Vice President and Chief Operating Officer	46,237	4,893	13,299
Daniel J. Oginsky, Executive Vice President, U.S. Regulated Grid Development	38,961	4,123	11,206

(1) The number of performance shares represents the Target Number awarded and issued.  The actual number of shares that may be earned is 200% of the Target Number, but only if both performance goals are met at the maximum level.

Stock Option and Restricted Stock Agreements

The terms of the May 19, 2015 stock option and restricted stock awards are substantially the same as those described in the 2015 annual meeting proxy statement and set forth in the previously disclosed 2014 versions of the form of stock option grant agreement and restricted stock grant agreement.  However, both grant agreements have been revised to include a minor correction to the definition of Change in Control Termination. As modified, a “Change in Control Termination” means a termination of the grantee’s employment by the Company without “Cause” (as defined in the agreement) or, if the grantee is a party to a written employment agreement with the Company, by the grantee for “Good Reason” (as defined in such agreement as in effect from time to time), which termination occurs after: (i) the execution of an agreement to which the Company is a party pursuant to which a Change in Control (as defined in the 2006 Plan) has occurred or will occur (upon consummation of the transactions contemplated by such agreement) but, if a Change in Control has occurred pursuant thereto, not more than two years after such Change in Control, and if a Change in Control has not yet occurred pursuant thereto, while such agreement remains executory; or (ii) the occurrence of a Change in Control not pursuant to an agreement with the Company, but not more than two years thereafter. The revised agreements contain other minor modifications that are consistent with the previous disclosure regarding the grant agreements.  The revised grant agreements will be filed as exhibits to the Company’s next Form 10-Q.

The terms of the agreements used for stock option and restricted stock grants in 2014 and 2015 prior to May 19, 2015 meeting were modified to conform the Change in Control Termination definition to the revised definition used in the new grant agreements and in a few minor respects consistent with the previous disclosure regarding such agreements.  The amendments will be filed as exhibits to the Company’s next Form 10-Q.

Performance Share Award Agreement

The terms of the May 19, 2015 performance share awards are set forth in a form of performance share award agreement (the “PSA Agreement”), which will be filed as an exhibit to the Company’s next Form 10-Q.  The PSA Agreement provides generally that the award will vest on the third anniversary of the grant date (the “Vesting Date”) to the extent one or more of the performance goals are met and if the grantee continues to be employed by the Company through the Vesting Date.  One-half of the Target Number of shares shall be related to the Total Shareholder Return goal (the “TSR Target Shares”) and one-half of the Target Number of shares shall be related to the Diluted EPS Growth goal (the “EPS Target Shares”). Consistent with the disclosure in the 2015 annual meeting proxy statement, the performance awards will become “earned” as set forth in the following table:

Measurement Category	Goal at Threshold	Shares at Threshold	Goal at Target	Shares at Target	Goal at Maximum	Shares at Maximum
Total Shareholder Return	30th percentile	50% of TSR Target Shares	50th percentile	100% of TSR Target Shares	90th percentile	200% of TSR Target Shares
Diluted EPS Growth	10% growth	50% of EPS Target Shares	11% growth	100% of EPS Target Shares	13% growth	200% of EPS Target Shares

The performance period for the award is January 1, 2015 through December 31, 2017 (the “Performance Period”). The Total Shareholder Return and Diluted EPS Growth performance measures are independent of each other; that is, if the threshold level of one performance measure is attained, shares relating to that measure will be “earned” even if the threshold level of the other performance measure is not attained.  The number of performance shares “earned” with respect to each measurement category (subject to vesting as otherwise provided in the PSA Agreement) will be prorated between levels based on performance.  The Committee will have discretion to reduce the number of shares earned under certain circumstances.

“Total Shareholder Return” of the Company and the companies comprising the Dow Jones Utilities Index will be computed as follows:

A:  Calculate the average of the closing prices per share on the relevant securities exchange for the Common Stock from December 1, 2014 to December 31, 2014

B:  Calculate the average of the closing prices per share on the relevant securities exchange for the Common Stock from December 1, 2017 to December 31, 2017

C:  Calculate the total dividends paid per share of the Common Stock during the Performance Period

Total Shareholder Return = ((B — A) + C)/A

Total Shareholder Return of the Company will be compared to the Total Shareholder Return during the Performance Period of each of the companies comprising the Dow Jones Utilities Index at the beginning of the Performance Period, excluding those which are not traded on a “national securities exchange” (as defined in the Exchange Act) at the end of the Performance Period.  The number of shares earned for the Total Shareholder Return measurement (other than dividend equivalent shares discussed below) will not exceed the “Shares at Target” amount for that measurement if the Company’s Total Shareholder Return for the Performance Period is less than 0%.

“Diluted EPS Growth” will be equal to the average compound annual growth rate of “Diluted EPS” for the Company during the Performance Period calculated by comparing “Diluted EPS” for the Company for 2017 to “Diluted EPS” for the Company for 2014.  “Diluted EPS” will be equal to earnings per share as reflected on the Company’s audited financial statements for the relevant year as adjusted for various items listed in the PSA Agreement.

If the grantee ceases to be employed before the Vesting Date due to death or disability, the grantee will receive the target number of shares shortly after termination.  If the grantee ceases to be employed before the Vesting Date due to “Retirement” or a “Change in Control Termination”, the grantee will receive, following the Vesting Date, a pro rata portion (based on the number of full years served during the Performance Period prior to termination) of the number of shares to which the grantee would have otherwise been entitled if the grantee had remained employed through the Vesting Date.  If termination occurs prior to the Vesting Date other than as a result of death, disability, Retirement or Change in Control Termination, grantee will forfeit the award.  “Change in Control Termination” is defined in the same manner as defined in the forms of stock option and restricted stock agreements disclosed above.  Retirement is defined to mean termination of grantee’s employment by grantee or the Company for any reason other than death or disability after grantee’s “Normal Retirement Age” (as defined in the International Transmission Company Retirement Plan). For Mr. Welch only, who has already attained Normal Retirement Age, if his employment is terminated due to Retirement after May 19, 2016 but prior to the Vesting Date, he will be deemed to have remained employed through the Vesting Date for purposes of determining the pro rata portion to which he is entitled. If Mr. Welch retires on or before May 19, 2016, he will receive a pro rata portion (based on the number of days served during the Performance Period prior to termination) of the number of shares to which he would have otherwise been entitled if he had remained employed through the Vesting Date.

Grantees will have voting rights with respect to the target number of shares issued to them following the Grant Date while such shares remain outstanding.  In addition, grantees will be entitled upon the Vesting Date (or earlier if termination was due to death or disability) to receive an additional number of shares equivalent to the value of the dividends that would have been paid on the shares actually received by the grantee on the Vesting Date or following death or disability had such number of shares been issued on the Grant Date rather than the target number.  Dividends paid on outstanding performance shares prior to the earlier of the Vesting Date or death or disability will be held by the Company and those that are not converted into and paid to grantee in the form of shares in the foregoing manner will be forfeited by the grantee. The shares subject to an award are not transferable until they become vested on the Vesting Date (or earlier upon death or disability), and the awards themselves are not transferable at any time.

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on May 20, 2015, the shareholders (a) reelected all nine of the directors nominated for election, (b) approved, by a non-binding vote, the compensation of the NEOs, (c) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ended December 31, 2015, (d) approved the Company’s 2015 ESPP, (e) approved the Company’s 2015 LTIP and (f) rejected a shareholder proposal to request the Board to modify the Company’s Bylaws with respect to calling special meetings of shareholders.  The following table sets forth the results of the voting at the meeting.

Nominee	For	Withheld	Broker Non-Votes
Albert Ernst	129,268,490	3,216,078	14,323,457
Christopher H. Franklin	129,378,924	3,105,644	14,323,457
Edward G. Jepsen	129,130,206	3,354,361	14,323,457
David R. Lopez	129,074,768	3,409,800	14,323,457
Hazel R. O’Leary	119,523,051	12,961,517	14,323,457
Thomas G. Stephens	117,483,143	15,001,425	14,323,457
G. Bennett Stewart, III	129,150,382	3,334,186	14,323,457
Lee C. Stewart	128,853,911	3,630,657	14,323,457
Joseph L. Welch	126,137,882	6,346,685	14,323,457

Proposal	For	Against	Abstain	Broker Non-Votes
Approval, by non-binding vote, of compensation of named executive officers	92,271,474	39,641,986	571,107	14,323,457

Proposal	For	Against	Abstain	Broker Non-Votes
Ratification of appointment of Deloitte & Touche LLP	145,545,921	834,955	427,148	—

Proposal	For	Against	Abstain	Broker Non-Votes
Approval of the 2015 ESPP	131,744,243	326,157	414,167	14,323,457

Proposal	For	Against	Abstain	Broker Non-Votes
Approval of the 2015 LTIP	120,936,563	11,433,479	114,525	14,323,457

Proposal	For	Against	Abstain	Broker Non-Votes
Shareholder proposal requesting the Board to modify the Bylaws with respect to calling special meetings of shareholders	52,544,403	79,713,377	226,787	14,323,457

Item 8.01  Other Events.

Declaration of Dividend

On May 20, 2015, the Board declared a quarterly cash dividend of $0.1625 per common share, payable on June 15, 2015 to shareholders of record on June 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 22, 2015

ITC HOLDINGS CORP.

	By:	/s/ Christine Mason Soneral
Christine Mason Soneral
	Its:	Senior Vice President and General Counsel